Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent events

Note 18 – Subsequent events

The Company has evaluated subsequent events through the date the consolidated financial statements were issued and filed with the Securities and Exchange Commission. Based on the Company’s evaluation, no other event has occurred requiring adjustment or disclosure in the notes to the consolidated financial statements, except the following:

As of March 11, 2021, the Company has fully repaid the loans to Zhejiang Wansi Computer Manufacturing Company Limited.

In January 2021, the Company completed the November 2020 Offering by selling another 3,400,000 units for net proceeds of approximately $17 million. The units issued consisting an aggregate of 3,400,000 shares of Class A ordinary shares and 3,400,000 warrant which can be exercised for 1,700,000 shares of Class A ordinary shares.

In February 2021, the Company launched another offering for an aggregate of 19,200,000 units at $5 per Unit (the “February 2021 Offering”). Each unit offered in the February 2021 Offering consist of one Class A ordinary share and one warrant to purchase one-half of one Class A ordinary share. The warrants are immediately exercisable and expire on the fifth anniversary of the original issuance date. The exercise price of each two warrant is $5.25. The warrants may be exercised only for a whole number of shares and the Company does not issue fractional shares upon exercise of the warrants. Upon completion of the February 2021 Offering, the Company received net proceeds of approximately $90 million.

The Company also entered into inducement agreements with certain investors (the “Holders”) in February 2021 to induce them to exercise the warrants issued to them in connection with the November 2020 Offering and the February 2021 Offering for all 13,600,000 Class A ordinary shares available for exercise thereunder (the “Warrant Inducement Offering”). The Holders exercised these warrants, in full, and were issued 13,600,000 Class A ordinary shares as a result of such exercises, with the Company receiving aggregate net proceeds of approximately $68 million after deducting sales commissions payable to the warrant solicitation agents and related expenses. Additionally, as consideration for their exercise of such warrants, the Company issued to the Holders the new warrants, which are exercisable, anytime within five (5) years from the date on which they became exercisable, at an exercise price of $11.06 per share, for an aggregate of up to the 13,600,000 Class A ordinary shares.

In March 2021, the Company launched another offering for an aggregate of 14,000,000 units at $6.1 per unit (the “March 2021 Offering”). Each unit offered in the March 2021 Offering consist of one Class A ordinary share and one warrant to purchase one-half of one Class A ordinary share. The warrants are immediately exercisable and expire on the fifth anniversary of the original issuance date. The exercise price of each two warrant is $6.59. The warrants may be exercised only for a whole number of shares and the Company does not issue fractional shares upon exercise of the warrants. Upon completion of the March 2021 Offering, the Company received net proceeds of approximately $80 million.

In April 2021, the Company was made aware that several class action lawsuits had been filed by law firms on behalf of the Company’s investors, alleging, among other things, that the Company made materially false and misleading statements regarding the Company's business. See Note 17.